Third Quarter 2009
Investor Presentation

2

Forward-looking Statement
Disclaimer and Prospectus Disclosure
Certain statements contained in this presentation are “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of
1995 that are subject to significant risks and uncertainties.  Forward-looking statements include information concerning our liquidity, exposure to construction and development loans, exposure to non-agency, residential-mortgage-backed-securities, management of nonperforming loans, and community bank implementation and business strategy. These statements often include terminology such as “may,” “will,” “expect,” “anticipate,”
“predict,” “plan,” “estimate,” “continue,” “could,” “should,” “would,” “believe,” “intend,” “projects,” or the negative thereof or other variations thereon or comparable terminology and similar expressions.  As you consider forward-looking statements, you should understand that these statements are not guarantees of performance or results.  They involve risks, uncertainties and assumptions that could cause actual results to differ materially from those in the forward-looking statements.  These factors include, but are not limited to: the successful implementation of our community banking strategies; the performance of the individual residential mortgages underlying the non-agency, senior subordinated and other mortgage backed securities
(“RMBS”) held by the Company and United Western Bank; any future downgrades of the investment ratings issued by independent third parties with respect to our owned RMBS; the anticipated rate of prepayments and other recoveries from RMBS; the imposition of any agreement between us and our principal regulator, the Office of Thrift Supervision, which may take the form of an informal memorandum of understanding or a more stringent enforcement action by the OTS any one of which may limit United Western Bank’s ability to conduct its business; the continuing strength of our existing business, which may be affected by various factors, including but not limited to interest rate fluctuations, level of delinquencies, defaults and prepayments, increased competitive challenges, and expanding product and pricing pressures among financial institutions; changes in financial market conditions, either internationally, nationally or locally in areas in which we conduct our operations, including without limitation, reduced rates of business formation and growth, commercial and residential real estate development, real estate prices and other recent problems in the commercial and residential real estate markets; demand for loan products and financial services; unprecedented fluctuations in markets for equity, fixed-income, commercial paper and other securities, including availability, market liquidity levels, and pricing; increases in the levels of losses, customer bankruptcies, claims and assessments; the extreme levels of volatility and limited credit currently being experienced in the financial markets; legal and regulatory developments, such as changes in fiscal, monetary, regulatory, trade and tax policies and laws, including policies of the U.S. Department of Treasury and the Federal Reserve Board; our participation, or lack thereof, in governmental programs implemented under the Emergency Economic Stabilization Act
(the “EESA”), and similar federal laws and the impact of such programs and related regulations on our business and on international, national, and local economic and financial markets and conditions.
Additional information concerning these and other factors that may cause actual results to differ materially from those anticipated in forward-looking statements is contained in the “Risk Factors” section of the prospectus filed with the Securities and Exchange Commission pursuant to Rule 424(b)(4) on
September 17, 2009 and in the Company’s other periodic reports and filings with the Commission. The Company cautions investors not to place undue reliance on the forward-looking statements contained in this presentation.
Any forward-looking statements made by the Company speak only as of the date on which the statements are made and are based on information known to the Company at that time. The Company does not intend to update or revise the forward-looking statements made in this presentation after the date on which they are made to reflect subsequent events or circumstances, except as required by law.

Issuer:	**United Western Bancorp, Inc.**
Exchange/Ticker	**NASDAQ:UWBK**
Type of offering:	**Follow-on public common stock offering**
Transaction size:	**$80 million (excluding over-allotment)**
Over-allotment:	**$7,845,300**
Use of proceeds:	**Support growth and regulatory capital needs of United Western Bank® and repayment of debt, with any remainder for strategic acquisitions and general corporate purposes**
Lead Manager:	**Sandler O'Neill + Partners, L.P.**
Co-Managers:	**FBR Capital Markets and Sterne Agee**

Successful Public Offering

Fort Collins
Larimer
Loveland
Greeley
Weld
Longmont
Boulder
Boulder
CO
Broomfield
Thornton
Westminster
Adams
Arvada
Gilpin
Denver
Aurora
Lakewood
Denver
Clear Creek
Jefferson
Arapahoe
Park
Highlands Ranch
Douglas
Elbert

Franchise Overview
☐ 3rd largest federal savings bank
 in the Western United States
☐ $2.6 billion asset franchise
 focused on Colorado’s Front
 Range
 - Pueblo to Fort Collins including
 Denver
☐ Traditional community bank -
 target business first, consumers
 second
☐ Other services:
 ■ National Preferred SBA Lender
 ■ Treasury management
 ■ National trust services
 ■ FINRA member firm to provide brokerage
 and related services

Colorado					
2009 Rank	Institution	Type	2009 Number of Branches	2009 Total Deposits in Market ($000)	2009 Total Market Share (%)
2	FirstBank Holding Company (CO)	Bank HC	121	$ 8,419,918	9.93
7	Alpine Banks of Colorado (CO)	Bank HC	40	2,399,541	2.83
10	**United Western Bancorp Inc. (CO)**	**Thrift**	**8**	**1,905,038**	**2.25**
11	Community Bankshares Inc. (CO)	Bank HC	39	1,685,621	1.99
12	Guaranty Bancorp (CO)	Bank	34	1,562,380	1.84
14	CoBiz Financial Inc. (CO)	Bank	12	1,363,536	1.61
	All other top 15 banks		737	43,948,829	51.81
	Total For All Institutions In Market		**1,660**	**$ 84,833,207**

Source: SNL Financial June 30, 2009
Deposit Franchise Overview
☐  3rd largest market share of Colorado based banks and thrifts

6
6

Colorado: among strongest economies in US

  Unemployment Rate     Median Home Price Appreciation
     (YoY)
☐ Case-Shiller®:  (11.3%)
☐ Denver:   (1.9%)
☐ Boulder:   (8.1%)
☐ Ft. Collins:   (2.3%)
☐ Aspen/Roaring Fork: (60.1%)
☐ Nationwide:  9.8%
☐ Colorado:  7.0%
☐ Denver:  7.1%
☐ Boulder:  5.5%
☐ Ft. Collins:  5.6%
Notes:
Nationwide unemployment data is for Sept 2009. Colorado and the Colorado MSA’s unemployment data is for Sept 2009; Case-Shiller® data for the month of August 2009.
Colorado cities and regional Median Home Price Appreciation data provided by Trulia: July - Sept 2009 information.
Sources: CO Department of Labor & Employment, S&P/Case-Shiller®, Trulia
 ■ Colorado’s Front Range includes 82% of the state population
 ■ Colorado’s employment base is the 3rd most highly educated in the
 U.S.
 ■ Strong employment concentrations in aerospace, bioscience, software, information technology, renewable energy and energy research
 ■ Better than national average projected population growth, median household income and projected household income change

Title	Years at UWBK	Years Experience	Previous Employers
Guy A. Gibson	Chairman of Board	Founder	22	Legent Clearing, United Financial, Lincoln Financial, PaineWebber
Scot T. Wetzel	President and Chief Executive Officer	4	21	Compass Bank, Key Bank (Society Bank) Huntington Bank (National Bank of Commerce)
William D. Snider	Vice Chairman and Chief Financial Officer	4	36	Legent Clearing, Native American Bank; CoBank; TransOhio Bank; Continental Bank Corporation
Michael J. McCloskey	Executive Vice President and Chief Operating Officer	4	32	Legent Clearing, Triumph Capital Partners, Recycling Industries, Stone Pine Capital, PaineWebber, E.F Hutton & Company
Gary G. Petak	Chief Credit Officer, UW Bank	3	30	Key Bank, US Bank, Omnibank, Wells Fargo (First Interstate Bank)

Experienced Management Team

Proven Execution of Business Model
☐ Established community bank business plan in 2006
☐ Redirected legacy company into community banking
☐ Launched United Western brand
☐ Transitioning balance sheet to community banking from wholesale mortgage business
☐ Capitalized on dynamic Colorado banking environment and growing economy
☐ Recruited veteran bankers disenfranchised by banking consolidation
☐ Built exceptional “local” banking centers - regional banking model
☐ Historically stable deposit base and predictable deposit rates

Proven Execution of Business Model

(Dollars in millions)

Total Assets
$2,750
$2,500
$2,250
$2,000
$1,750
$1,500
$2,079
$2,157
$2,096
$2,259
$2,628
2005
2006
2007
2008
9/30/2009

Loans Held for Investment
$1,350
$1,100
$850
$600
$350
$100
$181
$250
$341
$377
$614
$280
$1,036
$213
$1,066
$169
2005
2006
2007
2008
9/30/2009
Wholesale
Community

ROAA
1.00%
0.50%
0.00%
0.08%
0.54%
0.48%
0.45%
-0.06%
2005
2006
2007
2008
9 Mo 09

ROAE
20%
15%
10%
5%
0%
1.56%
10.49%
7.58%
9.06%
-1.18%
2005
2006
2007
2008
9 Mo 09

Note: ROAA and ROAE are calculated based on net income/(loss).

9

5.00%
4.00%
3.00%
2.00%
1.00%
0.00%
2.51%
2.72%
2.64%
2.66%
2.92%
3.11%
3.38%
3.64%
3.73%
4.05%
3.92%
3.99%
3.88%
3.48%
3.32%
2.84%
4Q 05
1Q 06
2Q 06
3Q 06
4Q 06
1Q 07
2Q 07
3Q 07
4Q 07
1Q 08
2Q 08
3Q 08
4Q 08
1Q 09
2Q 09
3Q 09

Net Interest Margin
Proven Execution of Business Model

11

Focused Branch Network
☐ “Best” locations - break-even target of 14 months
☐ Smaller distribution network - 10-12 banking centers, not 100 branches
☐ Average tenure of in-market senior bankers is 20 years
☐ Eight full-service locations open in the Front Range and a private banking focused office serving Aspen and the Roaring
 Fork Valley

(Dollars in millions)

	September 30, 2009	December 31, 2008
NOW and DDA Accounts	$541	$624
Money Market Deposit Accounts & Savings	1,084	959
Certificate Accounts	380	142
Total Deposits	$2,005	$1,725
Weighted average rate at period end	***0.71%***	***0.79%***

Certificate Accounts 19.0%
NOW and DDA Accounts 27.0%
Money Market Deposit Accounts & Savings 54.0%

Deposit Franchise Overview

(Dollars in millions)

	Sept 30, 2009	December 31, 2008	June 30, 2008
Equity Trust Company [1]	$ 884	$ 823	$ 766
Community Bank Deposits	385	192	109
Other Institutional Deposits - nonbrokered	357	308	44
Matrix Financial Solutions, Inc.	113	203	252
Legent Clearing, LLC	145	120	206
Brokered Deposits	105	35	2
Matrix Financial Services Corp. [2]	17	14	23
Other Wholesale Deposits	11	27	16
UW Trust Company [2]	26	32	62
Deposits & Custodial Escrow Balances	$ 2,043	$ 1,754	$ 1,480

Notes:

(1) December 2008 and June 2008 were restated for sale of UW Trust Company assets in June 2009; contractually committed until at least June 2014.

(2) Companies wholly owned by UWBK or UW Bank.

Source of Deposits

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Disciplined Credit Culture
☐ Our philosophy-lend to people we know
☐ Loan administration/workout team created 2006
☐ Multi-tiered committee based credit approval
☐ Sound lending practices
 ■ Traditional/community bank-business credit focus
 ■ Colorado focused
 ■ Tangible collateral lender
 ■ Recourse/co-borrower structures on most credits

UNITED WESTERN BANCORP

Commercial, 12.6%
Multifamily, 1.5%
Consumer, 3.6%
Residential, 7.3%
SBA Purchased Loans - Guaranteed, 6.0%
Commercial Real Estate, 38.6%
Construction & Development, 30.4%

(Dollars in millions)

Loans Held for Investment		Sept 30, 2009	
Community Bank Loans:			
Commercial Real Estate	$	476	38.6%
Construction and Development		376	30.4%
Commercial		156	12.6%
Multifamily		19	1.5%
Consumer		44	3.6%
Premium and unearned fees		(5)	-0.4%
Total Community Bank Loans		1,066	86.3%
Total Wholesale Loans		169	13.7%
Total Gross Loans	$	1,235	100.0%

Total Gross Loans: $1.2 Billion

Notes:
Information is for Held for Investment loan portfolio

Loan Portfolio Composition                                 Loan Portfolio Summary
Data as of September 30, 2009
Source: Company documents
Loan Portfolio Summary

UNITED WESTERN BANCORP

CRE Loan Portfolio Composition

Others 16.3%
Office Building 23.3%
Medical Use 4.6%
Warehouse & Industrial Property 5.8%
Other Commercial Real Estate 6.0%
Retail Building 11.5%
Hospitality 6.7%
1-4 Family Property 10.2%
Multi-Family Property 7.4%
Restaurant, Bar, Nightclub 8.2%

C&D Loan Portfolio Composition

Commercial, 31.2%
1-4 Family, 25.8%
Multifamily, 12.6%
Undeveloped Land - Consumer, 0.2%
1-4 Consumer, 4.2%
Undeveloped Land, 3.0%
Land Development, 23.0%

Total CRE and Multi-Family Loans:

$495 Million
Data as of September 30, 2009
Total C&D Loans:
$376 Million
CRE and C&D Loan Portfolio Summary

Others
9.0%
Construction
14.1%
Accommodation &
Food Service
3.1%
Professional
Services
3.6%
Service Companies
13.1%
Wholesale Trade
9.4%
Manufacturing
11.3%
Information
12.3%
Financial Services
12.0%
RE - Rental &
Leasing
12.1%

Total Commercial Loans: $155.8Million

*Graphic depiction excludes note receivable of $46 million from Equity Trust Company, received as part of sale of UW Trust assets in June 2009.
Data as of September 30, 2009
Commercial Loan Portfolio Summary
Commercial Loan Portfolio Composition *

Single Family Residential Portfolio
☐ $287 million aggregate size across HFI and HFS portfolios
☐ Weighted average loan age-8 years
☐ Average loan size $130,000
☐ Geographically diverse
☐ Average FICO scores at origination-over 700

UNITED WESTERN BANCORP

10.00%
8.00%
6.00%
4.00%
2.00%
0.00%
8.90%
4.28%
0.58%
0.28%
0.45%
2.31%
2004
2005
2006
2007
2008
9mo 2009
NPLs/CBL

500%
400%
300%
200%
100%
0%
31.84%
51.89%
273.94%
423.11%
329.84%
106.99%
2004
2005
2006
2007
2008
9mo 2009
Reserves/NPLs

3.00%
2.50%
2.00%
1.50%
1.00%
0.50%
0.00%
1.94%
1.55%
1.34%
1.03%
1.47%
2.47%
2004
2005
2006
2007
2008
9mo 2009
Reserves/CB Loans

1.40%
1.20%
1.00%
0.80%
0.60%
0.40%
0.20%
0.00%
0.35%
0.52%
0.21%
0.02%
0.02%
1.11%
2004
2005
2006
2007
2008
9mo 2009
NCOs/Avg CB Loans

Reserves/NPLs
NCOs/ Average Community Bank Loans
NPLs/Community Bank Loans
Reserves/Community Bank Loans
Asset Quality - Community Bank HFI

UNITED WESTERN BANCORP

Service Companies
24.9%
Construction
52.9%
RE - Rental & Leasing
11.8%
Arts, Entertainment, and Recreation
3.6%
Healthcare
3.1%
Others
1.8%
Financial Services
1.9%

North Eastern Colorado
30.2%
North Central Colorado
7.1%
Other Colorado
16.3%
Arizona
5.8%
Florida
2.8%
Denver Metro
37.2%
Utah
0.2%
Texas
0.4%

Community Bank NPLs: $26.1 million

20

Note: Community Bank NPLs include held for investment Community Bank loans and a held for sale multi-family loan.
Source: Company records as of September 30, 2009
Community Bank NPLs by Location
Community Bank NPLs Composition
Community Bank NPLs

UNITED WESTERN BANCORP

(Dollars in thousands)

		Sept 30, 2009		June 30, 2009		March 31, 2009		December 31, 2008
Held for Investment								
Residential	$	3,729	$	3,867	$	3,804	$	3,238
SBA Purchased		-		-		791		791
Commercial Real Estate		7,583		9,164		5,547		1,311
Construction & Development		16,239		14,258		12,207		2,900
Commercial & Industrial		756		1,036		1,151		283
SBA Originated		50		101		299		124
Total Non-Performing Loans		28,357		28,426		23,799		8,647
REO		13,325		3,920		3,752		4,417
Total - Held for investment		41,682		32,346		27,551		13,064
Held for Sale								
Residential		9,663		8,849		7,870		6,493
Multifamily		1,511		1,511		6,759		6,759
Total - Held for sale		11,174		10,360		14,629		13,252
Total Non-Performing Assets	**$**	**52,856**	**$**	**42,706**	**$**	**42,180**	**$**	**26,316**

Data as of September 30, 2009
Non-Performing Assets Summary

UNITED WESTERN BANCORP

(Dollars in thousands)

Loan Type	30-59 days Past Due				60-89 days Past Due				90 Days Past Due				Nonaccrual Loans			
	12/31/2008	3/31/2009	6/30/2009	9/30/2009	12/31/2008	3/31/2009	6/30/2009	9/30/2009	12/31/2008	3/31/2009	6/30/2009	9/30/2009	12/31/2008	3/31/2009	6/30/2009	9/30/2009
Loans held for investment:																
Commercial real estate	$ 6,596	$12,242	$19,041	$ 8,851	$ -	$ 7,803	$ 870	$11,255	$ -	$ -	$ -	$ -	$ 1,388	$ 5,808	$ 9,260	$ 7,629
Construction and development	3,484	3,706	37,623	1,527	-	663	1,768	20,028	-	-	-	-	2,900	12,207	14,258	16,239
Single family (1)	2,424	3,101	1,687	2,599	1,558	119	670	80	10	198	200	194	3,238	3,804	3,867	3,729
Total real estate	12,504	19,049	58,351	12,977	1,558	8,585	3,308	31,363	10	198	200	194	7,526	21,819	27,385	27,597
C&I	614	74	184	894	10	-	1,360	508	29	131	124	124	330	1,189	1,041	760
Guaranteed portion of SBA purchased	315	600	724	-	-	-	-	-	596	-	-	-	791	791	-	-
Consumer	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-
Total held for investment	13,433	19,723	59,259	13,871	1,568	8,585	4,668	31,871	635	329	324	318	8,647	23,799	28,426	28,357
Loans held for sale (1)	6,962	7,499	5,711	10,426	3,947	2,999	4,575	3,959	5,878	6,079	6,401	7,010	13,252	14,629	10,360	11,174
Total	$20,395	$27,222	$64,970	$24,297	$ 5,515	$11,584	$ 9,243	$35,830	$ 6,513	$ 6,408	$ 6,725	$ 7,328	$21,899	$38,428	$38,786	$39,531

22

(1) Loans over 90 days past due that remain on accrual are guaranteed as to principal and interest by HUD.
Asset Quality Migration

SBA Securities 10.6%
MBS-Agency 7.0%
MBS: Non-Agency 28.1%
CMOs: Non-Agency 54.3%

Total HTM Securities: $411 million
Total AFS Securities: $35 million
Data as of September 30, 2009
Investment Securities Portfolio

(Dollars in thousands)

	September 30, 2009		
	Amortized Cost	Net Unrealized Gains/(Losses)	Fair Value
Federal agency RMBS	$ 31,026	$ 1,073	$ 32,099
SBA	47,306	(1,982)	45,324
Senior tranche and equivalent non-agency RMBS	195,151	(20,363)	174,788
Senior subordinate tranche non-agency RMBS	138,084	(31,646)	106,438
Total portfolio	$ 411,567	$ (52,918)	$ 358,649

Note: Excludes RMBS with amortized cost of $36.8 million at September 30, 2009 held by United Western Bancorp, Inc. and its affiliates other than United Western Bank.
 This presentation includes both HTM and AFS securities and categorizes the Bank’s securities based on type and regulatory capital treatments.
Investment Securities Portfolio

(Dollars in thousands)

Date	Book Value: Support Tranche	Book Value: Ratings Based	Book Value: Senior Tranche	Book Value: Total	Regulatory RBC: Support Tranche	Regulatory RBC: Ratings Based	Regulatory RBC: Senior Tranche	Regulatory RBC: Total
12/31/2008	**$ 150,183**	$ 90,020	$ 171,387	$ 411,590	**$ 9,916**	$ 1,800	$ 12,779	$ 24,495
3/31/2009	**145,340**	83,702	165,602	394,644	**14,879**	1,674	17,929	34,482
6/30/2009	**138,783**	71,106	153,579	363,468	**31,002**	1,647	8,198	40,847
9/30/2009	**138,084**	52,692	142,459	333,235	**77,113**	1,504	8,305	86,922
12/31/2009 - Projection	**132,448**	46,077	133,620	312,145	**74,590**	1,352	7,875	83,817

Regulatory Capital Requirements
☐ Non-Agency RMBS: United Western Bank

☐ Portfolio Run-Off: Non-agency RMBS
 ■ Reductions average $9.2 million per month for first nine months of
 2009
 ■ From December 31, 2008 through September 30, 2009, the portfolio declined $129.9 million, of which $47.3 million was due to sales and
 $82.6 million due to portfolio pay downs.
 ■ Portfolio run-off frees up balance sheet and risk-based capital
 ■ Third quarter OTTI losses of $2.8 million on three non-agency RMBS
 ■ Fourth quarter 2009 projected runoff for non-agency RMBS is $23.7 million.
 ■ 2010 projected runoff for non-agency RMBS is $89.3 million.
Investment Securities Portfolio

☐ Selective expansion of branch network within local markets
☐ Continued ability to attract “disenfranchised” bankers from larger competitors
☐ Branch acquisitions from larger bank overlap/closures
☐ Opportunistic acquisitions of assets or liabilities via FDIC
Opportunities for Growth

☐ Top performing bank in attractive market - opportunity to
 grow
☐ Management team track record
☐ Temporary support of regulatory capital to hold our
 performing non-agency RMBS securities portfolio
☐ Sticky deposit franchise
☐ Performing loan portfolio
☐ Attractive valuation to tangible book value
Investment Considerations

29